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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                AMENDMENT NO. 1
                                      TO
                                   FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           CAP ROCK ENERGY CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                 Texas                                     75-2794300
        (State or incorporation                    (IRS Employer Identification
            or organization)                                 Number)

         500 West Wall Street
              Suite 400,
            Midland, Texas                                    79701
(Address of principal executive offices)                     Zip Code


          Title of each class                     Name of each exchange on which
          to be so registered                     each class is to be registered

 Common Stock, par value $.01 per share               American Stock Exchange


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-53112

Securities to be registered pursuant to pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share

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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information set forth under the heading "Description of Capital Stock" in the prospectus that is a part of the Registration Statement on Form S-1 filed by the Registrant on January 2, 2001, as amended (Registration No. 333-53112), is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

         The exhibits filed as a part of the Registration Statement on Form S-1 filed by the Registrant on January 2, 2001, as amended (Registration No. 333-53112), are hereby incorporated by reference.

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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the securities exchange act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.

                                       CAP ROCK ENERGY CORPORATION



                                       By:      /s/ J.D. Faircloth
                                          ------------------------------------
                                                    J.D. Faircloth
                                                CHIEF ACCOUNTING OFFICER

Date:    July 19, 2001
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